Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO LOGICBIO THERAPEUTICS, INC. IF PUBLICLY DISCLOSED

Execution Version

AMENDMENT NO. 1
TO

AMENDED AND RESTATED EXCLUSIVE (EQUITY) AGREEMENT

THIS AMENDMENT NO. 1 TO THE AMENDED AND RESTATED EXCLUSIVE (EQUITY) AGREEMENT (the “Amendment”) is made as of May 3, 2018, by and between The Board of Trustees of the Leland Stanford Junior University, an institution of higher education having powers under the laws of the State of California (“Stanford”), and LogicBio Therapeutics, Inc., a Delaware corporation (“LogicBio”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in that certain Amended and Restated Exclusive (Equity) Agreement, dated as of January 31, 2018, by and between Stanford and LogicBio (the “Original Agreement,” and as amended by this Amendment, the “Agreement”).

RECITALS

WHEREAS, the Parties desire to revise the definition of Biological Materials in the Original Agreement to include the [***] and the [***];

WHEREAS, pursuant to Section 19.4 of the Original Agreement, the Original Agreement may be amended in writing executed by authorized representatives of Stanford and LogicBio; and

WHEREAS, in accordance with Section 19.4 of the Original Agreement, Stanford and LogicBio desire to amend the Agreement in the manner provided herein.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, Stanford and LogicBio hereby agree as follows:

1.	Amendment of Agreement.

a.	Section 2.2 of the Agreement is hereby amended and restated as follows:

“Biological Material” means (a) pAAV-DJ and pHelper vectors, (b) NP59 Capsid, (c) LK03 Capsid, (d) [***] and (e) [***], in each case provided by Stanford to LogicBio under this Agreement.

2.

Continued Validity of Agreement.  Except as specifically amended hereby, the Agreement shall continue in full force and effect as originally constituted and is ratified and affirmed by the parties hereto.

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3.

Successors and Assigns. The terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Amendment, except as expressly provided in this Amendment.

4.

Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of California, United States of America, applicable to agreements negotiated, executed, and performed within California.

5.

Electronic Copy.  This parties to this Amendment agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

[Signature Pages to Follow]

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The parties execute this Amendment in duplicate originals by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

Signature:	/s/ Mona Wan

Name:	Mona Wan

Title:	Associate Director

LOGICBIO THERAPEUTICS, INC.

Signature:	/s/ Frederic Chereau

Name:	Frederic Chereau

Title:	Chief Executive Officer

Signature Page to Amendment No. 1 to Amended and Restated Exclusive (Equity) Agreement

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